                               11,748,591 Shares

                               SUN COMPANY, INC.

                               Depositary Shares
 Each Representing One-Half of a Share of Series A Cumulative Preference Stock
                                 (No Par Value)


                             UNDERWRITING AGREEMENT


                                                                  April __, 1996


Morgan Stanley & Co. Incorporated
CS First Boston Corporation
Smith Barney Inc.

c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036

Dear Sirs and Mesdames:

     The Glenmede Trust Company, as trustee and not in its individual capacity (the "Trustee") for certain shareholders of Sun Company, Inc., a Pennsylvania corporation (the "Company"), named in Schedule I (the "Charitable Trusts") hereto, on behalf of the Charitable Trusts, severally with respect to each Charitable Trust proposes to sell to the several Underwriters referred to below an aggregate of 11,748,591 Depositary Shares, each representing ownership of one-half of a share of Series A Cumulative Preference Stock, no par value, of the Company (the "Shares"), each Charitable Trust selling the amount set forth opposite such Charitable Trust's name in Schedule I hereto. Morgan Stanley & Co. Incorporated ("Morgan Stanley"), CS First Boston Corporation and Smith Barney Inc. shall act as the representatives (the "Representatives") of the several Underwriters. The Trustee and Charitable Trusts are hereinafter sometimes collectively referred to as the "Sellers".

Morgan Stanley & Co.
     Incorporated                     -2-                         April __, 1996


     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the
Shares.   The registration statement, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus".

                                       I.

     Subject to the terms and conditions hereof, the Trustee, on behalf of each Charitable Trust, severally with respect to each Charitable Trust and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trustee, on behalf of each Charitable Trust, at $__.__ a share (the "Purchase Price") the number of Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Shares to be sold by such Charitable Trust as the number of Shares set forth opposite the name of such Underwriter in Schedule II hereto bears to the total number of Shares.

     Each of the Company and the Charitable Trusts hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Depositary Shares or shares of common stock of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which is

Morgan Stanley & Co.
     Incorporated                     -3-                         April __, 1996


described in the Prospectus or the materials incorporated therein by reference,
(C) options and similar instruments granted to employees of the Company to acquire Common Stock and other interests in shares of Common Stock, in each case granted pursuant to the Company's employee benefit plans, (D) any Common Stock issuable pursuant to the Company's Dividend Reinvestment Plan, or (E) any stock purchase rights or shares issuable pursuant to the Company's Shareholder Rights Plan adopted February 1, 1996, provided however, that it is understood and agreed to by the parties hereto that the registration statement of the Company filed with the Commission on May 20, 1994 and declared effective on June 27, 1994 shall not be deemed to constitute an offer of Common Stock for purposes of this paragraph, provided further, that any sale of securities by the Company pursuant to such registration statement shall be subject to the provisions contained in this paragraph. In addition, the Charitable Trusts agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.


                                      II.

     The Company and the Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Sellers are further advised by you that the Shares are to be offered to the public initially at $__.__ a Share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $.__ a Share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $.__ a Share, to any Underwriter or to certain other dealers.


                                      III.

     Payment for the Shares shall be made to the Trustee, as paying agent, in Federal or other funds immediately available in New York City against delivery of such Shares for the respective accounts of the several Underwriters at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, or such other place as shall be designated in writing by you. Such payment shall be made at

Morgan Stanley & Co.
     Incorporated                     -4-                         April __, 1996


10:00 A.M., New York City time, on April __, 1996, or at such other time on the same or such other date, not later than April __, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date.

     Receipts for the Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. The receipts evidencing the Shares shall be delivered to you on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.


                                      IV.

     The Company represents, warrants and agrees with each Underwriter that:

          (a) The Registration Statement has been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and the Registration Statement has become effective under the Securities Act. Copies of the Registration Statement as originally filed and each amendment thereof, if any, have been delivered by the Company to the Underwriters.
     As used in this Agreement, "Effective Date" means the date as of which the Registration Statement was declared effective by the Commission. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, the Prospectus or the Registration Statement and, to the best of the Company's knowledge, no proceedings for such purpose are pending before or threatened by the Commission;

          (b) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date hereof and at the time of filing of the Prospectus with the Commission pursuant to Rule 424(b) under the Rules and Regulations, the Registration Statement and the Prospectus

Morgan Stanley & Co.
     Incorporated                     -5-                         April __, 1996


     conform and will conform in all respects to the requirements of the Securities Act and the Rules and Regulations and neither of such documents include or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter or written information furnished to the Company by or on behalf of any Seller specifically for inclusion therein;

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the results of operations or the consolidated financial position of the Company and its subsidiaries, taken as a whole;

          (d) Each Significant Subsidiary of the Company (as defined in Rule 405 of the Rules and Regulations) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the results of operations or the consolidated financial position of the Company and its subsidiaries, taken as a whole;

          (e) All of the issued shares of capital stock of each Significant Subsidiary of the Company (except as described in the Prospectus) have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

Morgan Stanley & Co.
     Incorporated                     -6-                         April __, 1996


          (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any property or assets of the Company or any of its Significant Subsidiaries are subject, except for any conflict, breach or violation which would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

          (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus, to require the Company to file any other registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

          (h) This Agreement has been duly authorized, executed and delivered by the Company;

Morgan Stanley & Co.
     Incorporated                     -7-                         April __, 1996


          (i) The Common Stock and the cumulative preference stock of the Company ("the Cumulative Preference Stock") (including the Series A Cumulative Preference Stock underlying the Shares to be sold by the Charitable Trusts) outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable;

          (j) The Shares (including the Series A Cumulative Preference Stock underlying the Shares) have been duly authorized, are validly issued, fully paid and non-assessable, and will remain subject to the obligations of the Deposit Agreement for the Series A Cumulative Preference Stock dated as of June 13, 1995 as described in the Prospectus;

          (k) The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

          (l) Except as described in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company is a party or of which any property of the Company or any of the Company's subsidiaries is the subject, the outcome of which is likely to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, taken as a whole;

          (m) The audited financial statements included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries and the consolidated results of their operations, changes in stockholders' equity and their cash flows, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles. Since the date of such statements, there has been no material adverse change in the operations, business, property, assets or liabilities of the Company or any of its subsidiaries, taken as a whole, or in the consolidated financial position of the Company and its subsidiaries taken as a whole;

          (n) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described;

Morgan Stanley & Co.
     Incorporated                     -8-                         April __, 1996


          (o) Except as described in the Prospectus, since the date as of which information is given in the Prospectus, the Company has not issued or granted any rights to acquire any equity securities of the Company (other than pursuant to employee benefit plans, stock option plans or other employee or director compensation plans existing on the date of the Prospectus);

          (p) Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or in default, and no event has occurred which, with the notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which they are bound or to which any of their properties or assets is subject, which violation, default or event in each case will have a material adverse effect on the consolidated business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (q) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement;

          (r) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940;

          (s) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the consolidated condition, financial or otherwise, or in the consolidated earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus;

          (t) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba; and

          (u) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the

Morgan Stanley & Co.
     Incorporated                     -9-                         April __, 1996


     matters covered thereby.


                                       V.

          The Trustee, on behalf of the Charitable Trusts, severally with respect to each Charitable Trust represents, warrants and agrees with each Underwriter that:

          (a) Such Charitable Trust was duly established and the Trustee is the duly appointed and incumbent trustee or co-trustee of such Trust having the requisite authority to execute and deliver this Agreement and to sell the Shares being sold to the Underwriters by such Charitable Trust;

          (b) This Agreement has been duly authorized, executed and delivered by or on behalf of such Charitable Trust, and all authorizations and consents necessary for the execution and delivery by such Charitable Trust of this Agreement have been given and are in full force and effect on the date hereof;

          (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Trustee will not conflict with any provision of law applicable to the Charitable Trusts or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement, instrument, decree, judgment or order pursuant to which such Charitable Trust was established or to which such Charitable Trust is a party or by which such Charitable Trust may be bound or to which any material portion of the properties of such Charitable Trust may be subject;

          (d) Such Charitable Trust has, and on the Closing Date will have, valid marketable title to the Shares to be sold by such Charitable Trust and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Charitable Trust;

          (e) The Shares to be sold by such Charitable Trust pursuant to this Agreement are owned by such Charitable Trust free and clear of all liens, encumbrances, equities or claims;

          (f) Delivery of the Shares to be sold by such Charitable Trust pursuant

Morgan Stanley & Co.
     Incorporated                     -10-                        April __, 1996


     to this Agreement will pass marketable title to such Shares free and clear of all liens, encumbrances, equities or claims;

          (g) All information furnished by or on behalf of such Charitable Trust for use in the Registration Statement and Prospectus is on the date hereof, and will be at the time of the filing of the Prospectus pursuant to Rule 424(b) under the Rules and Regulations, true and correct, and does not on the date hereof, and will not at the time of the filing of the Prospectus pursuant to Rule 424(b) under the Rules and Regulations, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading; and

          (h) Any certificate signed by or on behalf of such Charitable Trust and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Charitable Trust to each Underwriter as to the matters covered thereby.


                                      VI.

          The Glenmede Trust Company, in its individual capacity ("Glenmede"), represents, warrants and agrees with each Underwriter and the Company that:

          (a) Glenmede is a trust company (without banking powers) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; and Glenmede is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Glenmede and its subsidiaries, taken as a whole;

          (b) This Agreement has been duly authorized, executed and delivered by Glenmede; and all authorizations and consents necessary for the execution and delivery by Glenmede of this Agreement have been obtained and are in full force and effect on the date hereof;

          (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or

Morgan Stanley & Co.
     Incorporated                     -11-                        April __, 1996


     result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement, instrument, decree, judgment or order to which Glenmede is a party or by which Glenmede may be bound or to which any material portion of the properties of Glenmede may be subject; and

          (d) Any certificate signed by any officer of Glenmede and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by Glenmede to each Underwriter as to the matters covered thereby.


                                      VII.

          The obligations of the Underwriters hereunder are subject to all of the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission. There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company (i) to the effect set forth in Article VII(a) and (ii) to the effect that the representations and warranties of the Company contained herein are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) You shall have received on the Closing Date a certificate, dated the

Morgan Stanley & Co.
     Incorporated                     -12-                        April __, 1996


     Closing Date and signed by the Trustee on behalf of each Charitable Trust, to the effect that the representations and warranties of such Charitable Trust contained herein are true and correct as of the Closing Date.

          (d) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Glenmede, to the effect that the representations and warranties of Glenmede contained herein are true and correct as of the Closing Date.

          (e) You shall have received on the Closing Date an opinion of either the Vice President and General Counsel or the Assistant General Counsel of the Company, counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ii) Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) The Common Stock and the Cumulative Preference Stock (including the Series A Cumulative Preference Stock underlying the Shares to be sold by the Charitable Trusts) outstanding on the date

Morgan Stanley & Co.
     Incorporated                     -13-                        April __, 1996


          hereof have been duly authorized and are validly issued, fully paid and non-assessable;

               (iv) The Shares (including the Series A Cumulative Preference Stock underlying the Shares) have been duly authorized, are validly issued, fully paid and non-assessable, and will remain subject to the obligations of the Deposit Agreement for the Series A Cumulative Preference Stock dated as of June 13, 1995 as described in the Prospectus;

               (v) The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

               (vi) The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

               (vii) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement;

               (viii) This Agreement has been duly authorized, executed and delivered by the Company;

               (ix) The compliance by the Company with all of the provisions of this Agreement and the Shares and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, the conflict, breach, violation, or default of which would have a materially adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter

Morgan Stanley & Co.
     Incorporated                     -14-                        April __, 1996


          or bylaws of the Company or any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval authorization or order of, or filing, or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

               (x) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940;

               (xi) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (xii) Such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) although such counsel is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus (except as to (v) above), no facts have come to the attention of such counsel that lead him to believe that (except for

Morgan Stanley & Co.
     Incorporated                     -15-                        April __, 1996


          financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) although such counsel is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus (except as to (v) above), no facts have come to the attention of such counsel that lead him to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering such opinion, such counsel may rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and public officials and include such limitations and assumptions as are customarily contained in opinions given by counsel for issuers in securities transactions.

               With respect to certain matters relating to the laws of the State of New York, such counsel may rely on the opinion of counsel to the Underwriters.

          (f) You shall have received on the Closing Date an opinion of Pepper, Hamilton & Scheetz, counsel for Glenmede, the Trustee and the Charitable Trusts, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) Each Charitable Trust was duly established either by will or by execution of a trust agreement (the "Governing Instrument(s)"), and the Trustee is the duly appointed and incumbent trustee or, in the case of The Medical Trust, the duly appointed and incumbent co-trustee, of each such Charitable Trust and, except as set forth in the next succeeding sentence, each Governing Instrument duly empowers the Trustee, on behalf of such Charitable Trust, to execute and deliver

Morgan Stanley & Co.
     Incorporated                     -16-                        April __, 1996


          this Agreement and to sell the Shares being sold to the Underwriters by such Charitable Trust; The execution and delivery of this Agreement and the sale of the Shares to the Underwriters (A) by The Medical Trust require the consent of the other co-trustee, which has been obtained, and (B) by certain of the Charitable Trusts require the consent of the holders of the outstanding shares of Class A Voting Common Stock of The Glenmede Corporation, which has been obtained;

               (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Charitable Trust and Glenmede, and all authorizations and consents necessary for the execution and delivery by each Charitable Trust and Glenmede of this Agreement have been given and are in full force and effect on the date hereof;

               (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of, or constitute as default under, any of the terms or provisions of (A) law applicable to Glenmede or any of the Charitable Trusts, (B) any Governing Instrument, or (C) to our knowledge, any material agreement, instrument, decree, judgment or order binding upon Glenmede or any Charitable Trust or any material portion of the properties of Glenmede or any Charitable Trust; and no consent, approval or authorization of any governmental body is required for the performance by Glenmede or any Charitable Trust of this Agreement;

               (iv) Upon delivery of the certificates for the Shares to be sold by each Charitable Trust pursuant to this Agreement, together with the executed stock powers attached thereto, and payment therefor by the Underwriters pursuant to this Agreement, the Underwriters will acquire such Shares free and clear of any adverse claim (as defined in Article 8 of the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania, assuming that the Underwriters acquire the Shares in good faith and without notice of any such adverse claim; and

               (v) Glenmede is a trust company (without banking powers) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; Glenmede is duly qualified to

Morgan Stanley & Co.
     Incorporated                     -17-                        April __, 1996


          transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Glenmede and its subsidiaries, taken as a whole.

               In rendering such opinion, such counsel may rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and public officials and include such limitations and assumptions as are customarily contained in opinions given by counsel for issuers in securities transactions.

          With respect to certain matters relating to the laws of the State of New York, counsel for Glenmede, the Trustee and the Charitable Trusts may rely on the opinion of counsel for the Underwriters.

          (g) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, as to certain matters.

          With respect to certain matters relating to the laws of the Commonwealth of Pennsylvania, Davis Polk & Wardwell may rely on the opinions of counsel for the Company and counsel for Glenmede, the Trustee and the Charitable Trusts.

          (h) You shall have received on the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in each case in form and substance satisfactory to you, from independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.


                                     VIII.

          The obligations of the Charitable Trusts to deliver certificates for the

Morgan Stanley & Co.
     Incorporated                     -18-                        April __, 1996


Shares to be purchased and sold hereunder on the Closing Date are subject to all of the following conditions:

          (a) The Charitable Trusts shall have been tendered payment on the Closing Date for the Shares as provided in Article III hereof; and

          (b) The conditions set forth in Article VII(b), (e) and (h) to the Underwriters' obligations hereunder shall have been satisfied.


                                      IX.

          In further consideration of the agreements of the Company herein contained, the Charitable Trusts covenant as follows:

          (a) The Company shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Trustee on behalf of each Charitable Trust, to the effect that the representations and warranties of such Charitable Trust contained herein are true and correct as of the Closing Date;

          (b) The Company shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Glenmede, to the effect that the representations and warranties of Glenmede contained herein are true and correct as of the Closing Date; and

          (c) The Company shall have received on the Closing Date an opinion of Pepper, Hamilton & Scheetz, counsel for Glenmede, the Trustee and the Charitable Trusts, dated the Closing Date, in form and substance as set forth in Article VII(f) of this Agreement.



                                       X.

          In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) To furnish you, without charge, four signed copies of the Registration Statement (including exhibits thereto and documents incorporated

Morgan Stanley & Co.
     Incorporated                     -19                         April __, 1996


     therein by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and to furnish you in New York City, without charge, prior to 10 A.M. local time on the business day next succeeding the date of this Agreement and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as you and they may reasonably request; The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus;

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object unless such proposed amendment or supplement is, in the opinion of Counsel to the Company, required by law;

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law or any agreement between the Company and the Trustee, Glenmede or the Charitable Trusts, forthwith to prepare, file with the Commission (but only to the extent required by the Commission's rules and regulations) and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented will comply with applicable law;

Morgan Stanley & Co.
     Incorporated                     -20-                        April __, 1996


          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection therewith; provided, that nothing contained in this Paragraph shall require the Company to qualify as a foreign corporation in any jurisdiction where the operations and business of the Company would not otherwise require such qualification; and

          (e) To make generally available to the Company's security holders as soon as practicable an earnings statement covering the twelve-month period ending December 31, 1996, that satisfies the provisions of Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).


                                      XI.

          The Company and the Trustee, severally and not jointly, agree to pay or cause to be paid, in such proportion as they shall have agreed in the Registration Rights Agreement dated February 1, 1996, between the Company and The Glenmede Trust Company in its corporate capacity and as trustee or co-trustee of the Charitable Trusts, all taxes, if any, on the transfer and sale of the Shares being sold by the Charitable Trusts and all costs and expenses incident to the performance of the obligations of the Company and the Charitable Trusts under this Agreement, including, but not limited to, all expenses incident to the delivery of the Shares, the fees and expenses of counsel and accountants for the Trustee, the Charitable Trusts and the Company, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares under the securities or Blue Sky laws of various jurisdictions, any fees payable or expenses in connection with the listing of the Shares on any securities exchange and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto.


                                      XII.

          The Company agrees to indemnify and hold harmless each Underwriter, Glenmede and each Charitable Trust and each person, if any, who

Morgan Stanley & Co.
     Incorporated                     -21-                        April __, 1996


controls any Underwriter, Glenmede or such Charitable Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) with respect to the Charitable Trusts or Glenmede insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Charitable Trusts or Glenmede furnished to the Company in writing by or on behalf of any Charitable Trust or Glenmede expressly for use in the Registration Statement or any amendment thereof, the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any preliminary prospectus; and (ii) with respect to the Underwriters insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or any amendment thereof, the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any preliminary prospectus.

          Glenmede, in its individual capacity, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to

Morgan Stanley & Co.
     Incorporated                     -22-                        April __, 1996


the Sellers furnished in writing by or on behalf of the Sellers expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto. The statements set forth under the caption "Selling Shareholders" in the Registration Statement or any amendments or supplements thereto or in any preliminary prospectus or any amendments or supplements thereto constitute the only written information furnished by or on behalf of any of the Charitable Trusts, the Trustee or Glenmede referred to in Articles IV(b) and XII.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Glenmede, the Charitable Trusts, the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company, Glenmede or any Charitable Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses, reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including

Morgan Stanley & Co.
     Incorporated                     -23-                        April __, 1996


any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Charitable Trusts and Glenmede and all persons, if any, who control any Charitable Trust or Glenmede within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Charitable Trusts and Glenmede and such controlling persons of the Charitable Trusts and Glenmede, such firm shall be designated in writing by the Trustee, or its appointed successor. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such

Morgan Stanley & Co.
     Incorporated                     -24-                        April __, 1996


proceeding.

    If the indemnification provided for in the first, second or third paragraph of this Article XII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Glenmede on the one hand and the Underwriters on the other hand in connection with the offering shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Charitable Trusts and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. Notwithstanding the immediately preceding sentence, if the losses, claims, damages or liabilities in respect of which contribution is being sought are caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact other than any such statements or omissions based upon information (i) relating to Underwriters furnished to the Company in writing by or on behalf of any Underwriter or (ii) relating to Glenmede or the Charitable Trusts furnished to the Company in writing by or on behalf of Glenmede or the Charitable Trusts, then the relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Charitable Trusts (notwithstanding that the Company receives none of such proceeds) and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares; and, in such case, the parties hereto agree that for purposes of this sentence only, the Charitable Trusts and Glenmede would be deemed to receive no benefits from the offering of the Shares. The relative fault of Glenmede

Morgan Stanley & Co.
     Incorporated                     -25-                        April __, 1996


on the one hand and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Glenmede or the Charitable Trusts, the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Glenmede and the Charitable Trusts, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Article XII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Article XII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article XII are several in proportion to the respective number of Shares they have agreed to purchase hereunder, and not joint. The remedies provided for in this Article XII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Article XII and the representations and warranties of the Company, Glenmede and the Charitable Trusts contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, Glenmede or any Charitable Trust or any person controlling Glenmede or any Charitable Trust or the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

Morgan Stanley & Co.
     Incorporated                     -26-                        April __, 1996


                                     XIII.

          This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by New York State or Federal authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


                                      XIV.

          This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Article XIV by an amount in excess of one-ninth of such number of Shares without

Morgan Stanley & Co.
     Incorporated                     -27-                        April __, 1996


the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Charitable Trusts for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company, Glenmede or the Charitable Trusts. In any such case either you, the Company, Glenmede or the Charitable Trusts shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of either the Company or the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason either the Company or the Sellers shall be unable to perform their obligations under this Agreement, the Company or the Sellers, as the case may be, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Morgan Stanley & Co.
     Incorporated                     -28-                        April __, 1996


          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                 Very truly yours,

                                 SUN COMPANY, INC.



                                 By: _____________________________
                                     Name:
                                     Title:



                                 THE CHARITABLE TRUSTS named in
                                 Schedule I hereto, acting severally

                                 By: THE GLENMEDE TRUST COMPANY,
                                 Trustee for the Charitable Trusts
                                 and not in its individual capacity



                                 By: _____________________________
                                     Name:
                                     Title:



                                 THE GLENMEDE TRUST COMPANY, in
                                 its individual capacity



                                 By: _____________________________
                                     Name:
                                     Title:

Morgan Stanley & Co.
     Incorporated                     -29-                        April __, 1996



Accepted, April __, 1996

MORGAN STANLEY & CO. INCORPORATED
CS FIRST BOSTON CORPORATION
SMITH BARNEY INC.

Acting severally on behalf of
 themselves and the several
 Underwriters named
 in Schedule II.

By: MORGAN STANLEY & CO. INCORPORATED


By: ____________
       Name:
       Title:

                                   SCHEDULE I



                                                             Number of
                                                               Shares
Charitable Trust                                             To Be Sold
----------------                                             ----------
The Pew Memorial Trust                                        7,623,958
The J. Howard Pew Freedom Trust                               1,796,351
The Mabel Pew Myrin Trust                                     1,023,509
The J.N. Pew, Jr. Charitable Trust                              908,597
The Medical Trust                                               396,176
                                                             ----------

Total                                                        11,748,591
                                                             ==========

                                  SCHEDULE II

                                                               Number of
                                                                 Shares
Underwriter                                                    To Be Sold
-----------                                                    ----------
Morgan Stanley & Co. Incorporated
CS First Boston Corporation
Smith Barney Inc.
                                                               __________

Total                                                          11,748,591
                                                               ==========